SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 15, 2002


                       FIRST NORTH AMERICAN NATIONAL BANK
                                  on behalf of
                         DC FUNDING INTERNATIONAL, INC.
                  (Originator of FNANB Credit Card Master Trust
                    and FNANB Credit Card Master Note Trust)
                         FNANB CREDIT CARD MASTER TRUST
                     (Issuer of the Collateral Certificate)
                                       and
                       FNANB CREDIT CARD MASTER NOTE TRUST
                              (Issuer of the Notes)

             (Exact name of registrant as specified in its charter)


United States                       333-88564                     58-1897792
-------------                       ---------                     ----------
(State or other                   (Commission                   (IRS Employer
jurisdiction                        File No.)                Identification No.)
of incorporation)


225 Chastain Meadows Court, Kennesaw, Georgia                       30144
---------------------------------------------                       -----
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: 770-423-7900

Item 5            Other Events.
                  -------------

                  The Noteholders Statement for the month of September 2002 was distributed to the Series 2002-A Noteholders on October 15, 2002.



Item 7(c).        Exhibits.
                  ---------

                  The  following  is filed as an  exhibit to this  report  under
                  Exhibit 99:

99.1     Series 2002-A Noteholders Statement for the month of September 2002.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.




                                    FIRST NORTH AMERICAN
                                    NATIONAL BANK, as
                                    Servicer




                                    By:      s/Philip J. Dunn
                                             Philip J. Dunn
                                             Vice President





Date:  October 15, 2002



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549












                                    EXHIBITS
                                       TO
                                    FORM 8-K


                         FNANB CREDIT CARD MASTER TRUST






                                INDEX TO EXHIBITS



        Exhibit
        Number           Exhibit

         99.1     Series 2002-A Noteholders Statement for the month of September
                  2002.